Exhibit 10.41

Table of Stock Option Grants under

2001 Stock Option Plan and Prior Plans

2001 Stock Option Plan

In connection with our acquisition of Axesstel, Inc., a California corporation (“Axesstel California”), we assumed stock options granted under Axesstel California’s 2001 Stock Option Plan (“2001 Plan”) to employees, directors and consultants of Axesstel California for an aggregate of 2,049,527 shares. Our board of directors determined to accelerate the vesting of all outstanding options upon our assumption of those options.

All options under the 2001 Plan are documented pursuant to the Notice of Grant of Stock Option in the form attached hereto as Exhibit 10.37 and the Stock Option Agreement in the form attached hereto as Exhibit 10.38. The table set forth below lists the option grants under the 2001 Plan and, in the case of grants to persons who have served as our executive officers and/or directors, sets forth the name of such grantee. Except as set forth below, the exercise prices of all option grants were equivalent to or greater than the fair market value of the Company’s common stock on the date of such grants; and except as set forth below, all such grants are incentive stock options. All option grant numbers and exercise prices reflect the 1 for 29 reverse stock split that occurred in August 2002.

Name of Grantee	Date of Grant	# of Options Granted	Exercise Price
+	2/15/2001	15,129	$0.26
+	4/1/2001	5,085	$0.26
+	7/1/2001	30,259	$0.26
+	4/1/2002	51,328	$0.07
Jin Yong (Jason) Kim	2/15/2001	78,673	$0.26
Jin Yong (Jason) Kim	4/1/2001	8,645	$0.26
Jin Yong (Jason) Kim	7/1/2001	211,814	$0.26
Jin Yong (Jason) Kim	4/1/2002	167,815	$0.07
Mike H.P. Kwon	4/1/2001	15,256	$0.26
Mike H.P. Kwon	7/1/2001	557,507	$0.26
Mike H.P. Kwon*	7/1/2001	47,677	$0.26
+	2/15/2001	25,720	$0.26
+	7/1/2001	30,259	$0.26
+	4/1/2002	23,367	$0.07
Bobby Cha	2/15/2001	15,129	$0.26
Bobby Cha	4/1/2001	5,085	$0.26
Bobby Cha	7/1/2001	90,777	$0.26
Bobby Cha	4/1/2002	46,332	$0.07
+	2/15/2001	1,512	$0.26
Craig Hagopian	5/16/2002	151,295	$0.26
Hong Joon (John) Chough	2/15/2001	81,699	$0.26
Hong Joon (John) Chough	7/1/2001	90,777	$0.26

Name of Grantee	Date of Grant	# of Options Granted	Exercise Price
Hong Joon (John) Chough	4/1/2002	71,998	$0.07
+	2/15/2001	907	$0.26
+	2/15/2001	5,085	$0.26
+	2/15/2001	2,202	$0.26
+	2/15/2001	189	$0.26
+	2/15/2001	605	$0.26
+	7/1/2001	2,420	$0.26
+	2/15/2001	1,512	$0.26
+	2/15/2001	378	$0.26
+	2/15/2001	1,134	$0.26
+	2/15/2001	90,777	$0.26
+	4/1/2002	18,155	$0.07
+	2/15/2001	1,512	$0.26
+	2/15/2001	7,716	$0.26
+	2/15/2001	12,860	$0.26
+	7/1/2001	30,259	$0.26
+	4/1/2002	48,258	$0.07
+	2/15/2001	2,420	$0.26

+	Not a director or executive officer.

*	Nonstatutory stock option.

Prior Plans

In September 2002, March 2003 and September 2003, the registrant’s board of directors adopted three stock option “pools” reserving a total of 2,893,842 shares. These pools (referred to as the “Prior Plans”) were not approved by the registrant’s security holders. The Prior Plans provide for the issuance of non-statutory stock options to the registrant’s employees, directors and consultants, with an exercise price equal to the fair market value of the common stock on the date of grant. All options granted under the Prior Plans vest quarterly over three years.

The registrant’s board of directors delegated authority to grant options under the Prior Plans to a special stock option committee consisting of one director, Mike H.P. Kwon. Mr. Kwon did not have authority to grant options to himself.

All options under the Prior Plans are documented pursuant to the Notice of Grant of Stock Option in the form attached hereto as Exhibit 10.39 and the Stock Option Agreement in the form attached hereto as Exhibit 10.40. The table set forth below lists the option grants under the Prior Plans and, in the case of grants to executive officers and directors, sets forth the name of the grantee. Except as set forth below, the exercise prices of all option grants were equivalent to or greater than the fair market value of the Company’s common stock on the date of such grants.

September 2002 Option Pool

Name of Grantee	Date of Grant	# of Options Granted	Exercise Price
Mike Kwon	9/16/02	104,500	$0.60
Jin Yong (Jason) Kim	9/16/02	66,500	$0.60
+	9/16/02	40,000	$0.60
Hong Joon (John) Chough	9/16/02	39,100	$0.60
+	9/16/02	27,000	$0.60
+	9/16/02	11,000	$0.60
+	9/16/02	8,500	$0.60
+	9/16/02	16,500	$0.60
Bobby Cha	9/16/02	39,100	$0.60
+	9/16/02	36,000	$0.60
+	9/16/02	16,500	$0.60
+	9/16/02	11,000	$0.60
+	9/16/02	8,800	$0.60
+	9/16/02	8,800	$0.60
+	9/16/02	8,800	$0.60
+	9/16/02	5,500	$0.60
+	9/16/02	5,500	$0.60
Satoru Yukie	9/16/02	84,000	$0.60
Craig Hagopian	9/16/02	30,000	$0.60
+	9/16/02	6,000	$0.60
+	9/16/02	42,000	$0.60
+	9/16/02	25,000	$0.60
+	10/1/02	5,000	$1.05
+	10/1/02	1,500	$1.05
+	10/1/02	5,000	$1.05
+	10/9/02	5,000	$1.50
+	11/1/02	35,000	$0.60 ($2.00	)*
+	11/1/02	30,000	$0.60 ($2.00	)*
+	11/4/02	20,000	$2.30
+	11/20/02	1,500	$2.25
+	11/25/02	15,000	$0.60 ($2.05	)*
+	12/2/02	5,000	$0.60 ($2.50	)*
+	12/16/02	5,000	$0.60 ($2.00	)*
+	12/16/02	5,000	$0.60 ($2.00	)*
+	12/23/02	15,000	$0.60 ($1.85	)*
+	1/2/03	11,000	$0.60 ($3.00	)*

Name of Grantee	Date of Grant	# of Options Granted	Exercise Price
+	1/2/03	4,000	$0.60 ($3.00	)*
+	1/2/03	4,000	$0.60 ($3.00	)*
+	1/2/03	4,000	$0.60 ($3.00	)*
+	1/2/03	4,000	$0.60 ($3.00	)*
+	1/2/03	4,000	$0.60 ($3.00	)*
+	1/2/03	4,000	$0.60 ($3.00	)*
+	1/2/03	4,000	$0.60 ($3.00	)*
+	1/9/03	15,000	$0.60 ($3.00	)*
+	3/3/03	30,000	$2.00
+	3/3/03	6,000	$2.00
+	3/3/03	50,000	$2.00
+	3/5/03	11,000	$2.00
+	4/1/03	4,000	$1.53
+	4/1/03	4,000	$1.53
+	4/16/03	4,000	$1.30
+	5/6/03	4,000	$1.30
+	5/6/03	4,000	$1.30
+	5/6/03	4,000	$1.30
+	6/23/03	7,500	$3.50
+	11/11/03	10,000	$2.70
+	2/1/04	4,000	$2.20
+	2/2/04	8,000	$2.20
+	3/2/04	11,000	$2.80
+	4/1/04	20,000	$3.00
+	4/1/04	20,000	$3.00
+	4/26/04	10,000	$3.95
+	5/3/04	6,000	$4.25
+	6/1/04	30,000	$4.00
+	8/2/04	2,000	$4.20
+	8/23/04	4,000	$3.30
+	9/13/04	10,000	$3.15
+	10/1/04	20,000	$3.01
+	10/25/04	2,000	$4.35
+	11/8/04	2,000	$4.07

+	Not a director or executive officer.

*	The number in parentheses reflects the fair market value of the Company’s common stock on the date of grant. All below-market grants were subsequently ratified by the registrant’s full board of directors.

March 2003 Option Pool

Name of Grantee	Date of Grant	# of Options Granted	Exercise Price
+	3/11/03	70,000	$2.09
+	3/11/03	70,000	$2.09
+	3/14/03	55,000	$1.80
+	3/14/03	60,000	$1.80
+	4/1/03	55,000	$1.30
+	4/2/03	55,000	$1.30
+	4/15/03	55,000	$1.30
+	6/9/03	11,000	$2.90
David Morash	1/5/04	500,000	$2.50
+	5/18/04	8,000	$3.60

+	Not a director or executive officer.

September 2003 Option Pool

Name of Grantee	Date of Grant	# of Options Granted	Exercise Price
Lixin Cheng	1/19/04	200,000	$2.15
Patrick Gray	3/15/04	50,000	$2.25
Alireza Saifi	7/8/04	150,000	$2.84
+	11/11/04	13,000	$4.10
+	11/15/04	4,000	$4.35
+	11/18/04	10,000	$4.00

+	Not a director or executive officer.